UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	September 18, 2008

Healthaxis Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

0-13591	23-2214195
(Commission File Number)	(IRS Employer Identification No.)
7301 North State Highway 161, Suite 300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 443-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01:   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Healthaxis Inc. (the “Company” or “Healthaxis”) has received a letter dated September 18, 2008, from The NASDAQ Stock Market LLC (“NASDAQ”) stating that the Company had not regained compliance with the $1.00 minimum bid requirement for continued listing on The NASDAQ Capital Market, as set forth in Marketplace Rule 4310(c)(4), and that, accordingly, the Company’s securities are subject to delisting unless the Company requests a hearing before a NASDAQ Listing Qualifications Panel (the “Panel”). As previously announced, NASDAQ notified the Company on March 20, 2008, that the Company was not compliant with the minimum bid price rule and that the Company had been afforded 180 calendar days, or until September 16, 2008, to achieve compliance. The Company intends to request a hearing with the Panel at which it will present its plan for demonstrating compliance with all applicable listing requirements. As a result, the Company’s securities will remain listed on The NASDAQ Capital Market at least until the Panel renders its decision following the hearing. However, there can be no assurance that the Panel will grant the Company's request for continued listing.

A copy of the press release dated September 24, 2008 announcing receipt of the letter from Nasdaq is attached hereto as Exhibit 99.1.

Forward-looking Statements:

Statements that are not purely historical facts, including without limitation statements about the Company’s NASDAQ listing, constitute forward-looking statements within the meaning of Section 27A of the Securities and Exchange Act of 1934, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those contemplated by the forward-looking statements. Such factors include without limitation the risks and uncertainties identified in our documents filed with, or furnished to, the Securities and Exchange Commission, including those identified under the caption "Risk Factors" in our most recently filed Form 10-K.  We undertake no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this release, except as required by law.

Additional Information and Where to Find It:

Healthaxis is considering entering into a merger transaction with BPO Management Services, Inc. (“BPOMS”).  In connection with the proposed merger transaction, Healthaxis and BPOMS will be filing a joint proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission.  Investors and security holders of the Healthaxis and BPOMS are urged to read the joint proxy statement and other relevant documents filed with the SEC when they become available, because they will contain important information.  Healthaxis investors and security holders may obtain free copies of the joint proxy statement and other documents when they become available by contacting Healthaxis Investor Relations through the Healthaxis website at www.healthaxis.com, or by mail at Healthaxis Investor Relations, 7301 State Highway 161, Suite 300, Irving, TX 75039, Attn:  Ron Herbert, or by telephone at (972) 443-5000.  BPOMS investors and security holders may obtain free copies of the joint proxy statement and other documents when they become available by contacting BPOMS Investor Relations through the BPOMS website at www.bpoms.com, or by mail at BPOMS Investor Relations, 1290 N. Hancock Street, Suite 200, Anaheim, CA 92807, or by telephone at (714) 974-2670.   In addition, documents filed with the SEC by either BPOMS or Healthaxis are available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 8.01:   Other Events.

The information set forth above in Item 3.01 is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit	Description

99.1	Press Release dated September 24, 2008 announcing receipt of Nasdaq staff letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 24, 2008
HEALTHAXIS INC.

		By:	/s/ Ronald K. Herbert
Ronald K. Herbert
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated September 24, 2008 announcing receipt of Nasdaq staff letter.